UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported)    September 6, 2006

Delcath Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1100 Summer Street Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

(203) 323-8668

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01 Other Events

On September 6, 2006, Delcath Systems, Inc. (the “Company”) issued a press release announcing the issuance of a letter by the Company to its shareholders.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. A copy of the transcript excerpt from the U.S. Federal District Court proceeding referenced in the press release is also attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release of Delcath Systems, Inc., dated September 6, 2006.
99.2	Transcript excerpt from proceeding in United States Federal District Court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2006	DELCATH SYSTEMS, INC.
	By:	/s/ M. S. Koly Name: M. S. Koly Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Delcath Systems, Inc., dated September 6, 2006.
99.2	Transcript excerpt from proceeding in United States Federal District Court.